HECO Exhibit 10(d)

AMENDMENT TO

INTER-ISLAND INDUSTRIAL FUEL OIL AND DIESEL FUEL SUPPLY

CONTRACT

BY AND BETWEEN

CHEVRON PRODUCTS COMPANY,

A DIVISION OF CHEVRON U.S.A. INC.

AND

HAWAIIAN ELECTRIC COMPANY, INC.;

MAUI ELECTRIC COMPANY, LTD.;

and

HAWAII ELECTRIC LIGHT CO., INC.

This Amendment (“Amendment”) is entered into as of April 12, 2004 by and among Chevron Products Company, A Division of Chevron U.S.A., Inc., a Pennsylvania corporation (“Chevron”) and Hawaiian Electric Company, Inc., (“HECO”), and its wholly-owned subsidiaries, Maui Electric Company, Ltd.(“MECO”), and Hawaii Electric Light Co., Inc.(“HELCO”), each a Hawaii corporation, (HECO, MECO and HELCO collectively referred to as “Buyers”).

WHEREAS, Chevron and Buyers, along with additional Buyers Hawaiian Tug & Barge Corp. and Young Brothers, Limited, each also a Hawaii corporation, entered into an Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract as of November 14, 1997, effective as of January 1, 1998 (the “Contract”); and

WHEREAS, the Contract provided for the sale by Chevron and purchase by Buyers of Fuel Oil, Diesel, Jet and other petroleum products (collectively “Oil and Jet”) for the period from January 1, 1998 through December 31, 2004, with provision for continuation of the term beginning each successive January 1, unless Buyers or Chevron gives written notice of termination at least 120 days before the beginning of an Extension; and

WHEREAS, by agreement dated October 29, 1999, Hawaiian Tug & Barge and Young Brothers, Limited were deleted as Buyers under the Contract; and

WHEREAS, Chevron and Buyers desire to continue the arrangement for the sale and purchase of Oil and Jet for an additional ten-year period under the terms and conditions of the Contract, subject to the amendments noted herein;

NOW THEREFORE, the parties agree as follows, effective as of January 1, 2005:

1.	New Definitions, “55,” “56,” “57” and “58” are added and the following Definitions in Article I are amended to read as follows:

19.	“Contract” means this Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract, between Chevron and Buyers, the original term of which commenced January 1, 1998 and the amended term of which commences January 1, 2005.

25.	“Extension” means successive 12-Month periods in the term of this Contract in addition to and after the term of this Contract as amended, which is through December 31, 2014, each Extension beginning January 1.

31.	The definition of “HT&B” is deleted.

53.	The definition of “YB” is deleted.

55.	[___]

56.	[___]

57.	[___]

58.	[___].

2.	All references to Hawaiian Tug & Barge Corp., HT&B, Young Brothers, Limited, and YB in the title and throughout the Contract shall be deleted.

3.	Article II “Term” is amended to read as follows:

The term of this Contract shall be extended beyond December 31, 2004, for the period commencing with January 1, 2005 and continuing through December 31, 2014, and shall continue thereafter for Extensions beginning each successive January 1, unless Buyer or Chevron gives written notice of termination at least 120 Days before the beginning of an Extension.

4.	Section 3.1, “Minimum and Maximum Annual Quantities” is hereby amended by amending the “1999-2004” portions of the tables setting forth the minimum and maximum annual quantities for Diesel and CIFO, and the “1998-2004” portion of the table setting forth the minimum and maximum annual quantities for Jet, to read as follows below, and to replace the word “2004” in the last paragraph of the section with “2014”:

i.	Diesel

1999 – 2014/Extensions	Minimum		Maximum
HECO	[___	]	[___	]
HELCO	[___	]	[___	]
MECO	[___	]	[___	]
MECO-Molokai	[___	]	[___	]

TOTAL	[___	]	[___	]

ii.	CIFO

1999 – 2014/Extensions	Minimum		Maximum
HELCO	[___	]	[___	]
MECO	[___	]	[___	]

TOTAL	[___	]	[___	]

iii.	Jet

1998 – 2014/Extensions	Minimum	Maximum
HELCO	0	[___	]
MECO	0	[___	]

TOTAL	0	[___	]

5.	Section 4.1 (“CIFO Specifications”) is hereby amended by adding to ASTM Test Method “D93” an alternative laboratory test method for specification Item, “Flash, °F”, “D6450.”

6.	Section 4.2 (“Diesel Specifications”) is hereby amended by adding to ASTM Test Method “D93” an alternative laboratory test method for specification Item, “Flash Point, PM”, “D6450.”

7.

Section 5.1 (“Diesel, CIFO and Jet Prices’), part (i) (“No. 2 Diesel Fuel”), is hereby amended by replacing the phrase “1999 – 2004” in the table setting forth the per gallon values of [___] and [___] of price formula component [___] with the phrase “1999 – 2014/Extensions”; and also by replacing the phrase “2002-2004” in the table defining per gallon values price formula components [___] [___] and [___] with the phrase “2002-2014/Extensions”.

8.	Section 5.1 (“Diesel, CIFO and Jet Prices”), part (ii) (“CIFO”), is hereby amended by replacing the phrase “1999 – 2004” in the table setting forth the per barrel values of [___] and [___] of price formula component [___] with the phrase “1999 – 2014/Extensions”.

9.	Addendum No. 1 (“Illustrative Schedule of Prices”) is hereby amended to clarify and update information and is replaced in its entirety by the Addendum No. 1 attached hereto and incorporated herein by reference.

10.	Section 6.1 (“Delivery of Diesel and CIFO to MECO and HELCO”), part “iii” is hereby updated by deleting part of the fifth sentence after “disposal” and by deleting the sixth and seventh sentences.

11.	Section 6.2, “Delivery of Diesel to HT&B and YB” and all references to it otherwise in the Contract are hereby deleted.

12.	Section 9.1, “Invoices,” is hereby amended by replacing it in its entirety to read as follows:

Invoices, which will show the price per physical barrel of Oil and Jet sold will be prepared and dated following Delivery; and for the services provided by Chevron as outlined in Article XI, shall be rendered promptly to Buyer. Invoices shall include full documentation, as approved by both parties including Certificate of Quality, report of the Independent Inspector, and price calculation; such documentation may, however, be provided by Chevron to Buyer separately.

Chevron will transmit an original of the invoice to Buyer by first class mail to the address in Section 23.3 or as otherwise instructed. A copy of the invoice shall also be sent to Buyer by facsimile or electronic mail on the same day.

13.	Section 9.2., “Payment Terms,” part “i” is hereby amended by replacing it in its entirely to read as follows:.

Payments of Chevron’s invoices shall be made by Buyer in U.S. dollars. Subject to Section 8.3 herein, payments shall be due [___] days from Buyer’s first receipt of Chevron’s invoice and full documentation. Due dates are dates payments are to be received by Chevron.

14.	Section 9.2., “Payment Terms,” part “ii” is hereby deleted.

15.	Section 9.2., “Payment Terms,” part “iii” is hereby amended by replacing it in its entirety to read as follows:

If an invoice is found to be in error or is otherwise disputed by Buyer, then Buyer shall pay the undisputed portion of such invoice when due and thereupon have the option to withhold payment of the disputed portion of said invoice without penalty until such error or dispute is resolved and Buyer shall have received a corrected invoice, debit or credit. Buyer shall notify Chevron’s designated representatives as soon as any such error or item of dispute is discovered to expedite resolution and correction. Buyer shall make payment for such corrected invoice or debit in accordance with Section 9.2.i.

16.	A new Section 9.2.iv, [___] shall be added to Article XI, “Invoicing and Payment,” which shall read as follows:

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

17.	Part “ii.” of Section 9.3, “Method of Payment,” is hereby deleted and Part “i.” of this same Section 9.3 is amended to read as follows:.

Payments of Chevron’s invoices shall be tendered by Buyer to Chevron by means of [___]

[___]

[___]

[___]

[___]

[___], Buyer shall make immediate payment in full to Chevron by Fedwire funds transfer of immediately available funds to:

Chevron U.S.A. Inc.

Account Number 59-51755

First National Bank of Chicago, Chicago, IL

ABA Ref. No. 071000013

for credit to the account of the payee. Such Fedwire funds transfer shall reference the relevant customer account number [___]

[___] Buyer shall by email or fax provide Chevron’s designated representatives written documentation evidencing the specific invoices being paid.

18.	A new Section 12.7, “Renegotiation,” shall be added to Article XII, “Contingencies,” which shall read as follows:

Section 12.7 Renegotiation

It is understood and agreed that both parties entered into this Contract in reliance on [___] in existence or in effect on the Effective Date of this Contract and on the execution date of any subsequent amendments hereto, to the extent that they directly or indirectly affect the terms under which Oil, Jet or the services provided by Chevron as outlined in Article XI are sold by Chevron or purchased by Buyers hereunder. If at any time any [___] come into existence and become effective after the Effective Date of this Contract and after the execution date of any subsequent amendment hereto, and such [___] significantly affects a party’s ability to continue to perform under this Contract or such [___] have a material and adverse financial effect upon either party or upon a party’s ability to perform its obligations under this Contract, then the affected party shall have the option to call for renegotiation of the price for Oil, Jet or the services provided by Chevron as outlined in Article XI sold to Buyers, or renegotiation of any other provision of this Contract the performance of which by the affected party would be affected. Such option shall be exercised by the affected party no later than one hundred eighty (180) days after such [___] comes into existence and becomes effective, by giving written notice to the other party of the call to renegotiate. Within ten (10) days after the date of such notice, the parties shall enter into negotiations and in the event that the parties do not agree upon a new price of Oil, Jet or the services provided by Chevron as outlined in Article XI or other provision satisfactory to both parties within forty (40) days after the date of such notice, the affected party shall have the right to terminate this Contract effective thirty (30) Days after giving written notice of termination to the other party. Such notice of termination shall be given within thirty (30) days immediately following the forty (40) day negotiation period. Until a mutually satisfactory new price of Oil, Jet or the services provided by Chevron as outlined in Article XI or other provision has been agreed upon, or until this Contract is terminated as provided herein, the price of Oil, Jet or the services provided by Chevron as outlined in Article XI or other provision that was in effect when the request for renegotiation was made shall continue in full force and effect.

19.	Section 23.2 (“Notification”) is hereby updated by amending the address and other contact information of “Chevron” and “Buyer” to read as follows:

Chevron:	Chevron Products Company, A Division of Chevron U.S.A. Inc Attention: Manager, Hawaii Refinery 91-480 Malakole Street Kapolei, Hawaii 96707 Facsimile: (808) 682-2214

Buyer:	Hawaiian Electric Company, Inc. Attention: Vice President Power Supply P.O. Box 2750 Honolulu, HI 96840-0001 Facsimile: (808) 543-4366

20.	Other than the amendments noted herein, the provisions of the Contract shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Contract as of the day and year first written above.

“Chevron”

CHEVRON PRODUCTS COMPANY, A DIVISION OF CHEVRON U.S.A. INC

BY:	/s/ MARTHA A. GILLES

Martha A. Gilles
(Printed or Typed Name)

TITLE:	Hawaii Refinery Manager

“Buyers”

HAWAIIAN ELECTRIC COMPANY, INC.

BY:	/s/ THOMAS C. SIMMONS

Thomas C. Simmons
(Printed or Typed Name)

TITLE:	Vice President, Power Supply

BY:	/s/ RICHARD A. VON GNECHTEN

Richard A. von Gnechten
(Printed or Typed Name)

TITLE:	Financial Vice President

MAUI ELECTRIC COMPANY, LTD.

BY:	/s/ EDWARD L. REINHARDT

Edward L. Reinhardt
(Printed or Typed Name)

TITLE:	President

BY:	/s/ RICHARD A. VON GNECHTEN

Richard A. von Gnechten
(Printed or Typed Name)

TITLE:	Financial Vice President

HAWAII ELECTRIC LIGHT COMPANY, INC.

BY:	/s/ WARREN H. W. LEE

Warren H. W. Lee
(Printed or Typed Name)

TITLE:	President

BY:	/s/ RICHARD A. VON GNECHTEN

Richard A. von Gnechten
(Printed or Typed Name)

TITLE:	Financial Vice President

ADDENDUM NO. 1

ILLUSTRATIVE SCHEDULE OF PRICES

Illustrative Product Price Calculation for October 2003

I.	NO. 2 DIESEL FUEL

For HECO, MECO or HELCO FOB point of Delivery as per Section 6.3 and Section 6.1, respectively:

[___]

where PD1 is equal to the price per physical gallon for the Month of Delivery for No. 2 Diesel Fuel purchased by HECO, MECO or HELCO in U.S. Dollars (“$”) per (“/”) gallon.

i.	[___]

[___]

[___]

[___]

[___]

[___]

Date of Price	Price in $/gallon
	Low	High	Average
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]

[___] = USD [___] per gallon

ii.	[___]
[___]
[___]
[___]

Assume [___] per gallon premium values apply:

[___]
[___]
[___]

[___]
[___]
[___]
[___]

[___] = [___]

iii.	TD1/TD2/TD3/TD4/TD5 = Taxes applicable to the sale of Diesel pursuant to Section 5.3 herein.

Hawaii General Excise Tax = 4.166% of pre-HGET price

[___]

Taxes after application of HGET [___]

Hawaii Environmental Response Tax = $0.05 per barrel, $0.0012 per gallon

Hawaii Liquid Fuel Tax = $0.01 per gallon, $0.42 per barrel

iv.	LP1, LP2, LP3, and LP4 are [___] for Deliveries in bulk to the respective Buyer at [___]

[___], respectively, during the period indicated and expressed in $ per gallon, as follows:

2005-2014/Extensions
LP1	[___]
LP2	[___]
LP3	[___]
LP4	[___]

A.	Product Price Computation for [____] Delivery of No. 2 Diesel Fuel purchased by HECO, MECO or HELCO Having A Standard BTU Content Of [____] [____] BTU Per Gallon

Per gallon

[___] = [___]

 = [___]

where TD1 = sum of:

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/gallon

[___]

[___]

Hawaii Environmental Response Tax = $0.0012/gallon

Hawaii Liquid Fuel Tax = $0.0100/gallon

TD1 = [___]/gallon

[___] = [___]

= [___] per gallon

Per barrel

[___] = [___]

= [___]

= [___]

where TD1 = sum of:

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/bbl

[___]

[___]

Hawaii Environmental Response Tax = $0.05/bbl

Hawaii Liquid Fuel Tax = $0.42/bbl

TD1 = [___]/bbl

[___] = [___]

= [___] per barrel

B.	Product Price Computation for [_____] Delivery of No. 2 Diesel Fuel purchased by HECO, MECO or HELCO Having Other Than A Standard BTU Content

Assume the weighted average BTU content per gallon of the representative samples of Diesel purchased by a respective Buyer during a calendar quarter was [___]. The price charged for the Diesel sold and Delivered to that respective Buyer during each Month of the calendar quarter in question shall be adjusted by multiplying the Diesel price by the ratio of the actual heat content to a standard of [___] BTU.

Per gallon

[___] = [___]

= [___]

= [___]

where TD1 = sum of:

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/gallon

[___]

[___]

Hawaii Environmental Response Tax = $0.0012/gallon

Hawaii Liquid Fuel Tax = $0.0100/gallon

TD1 = [___]/gallon

[___] = [___]

= [___] per gallon

Per barrel

[___] = [___]

= [___]

= [___]

where TD1 = sum of:

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/bbl

[___]

[___]

Hawaii Environmental Response Tax = $0.05/bbl

Hawaii Liquid Fuel Tax = $0.42/bbl

TD1 = [___]/bbl

[___] = [___]

= [___] per barrel

C.	Product Price Computation for [___] Delivery of No. 2 Diesel Fuel purchased by MECO and HELCO to BUYER’s Nominated Marine Terminal at [___] Having

A Standard BTU Content Of [___] BTU Per Gallon

1.	For [___]:

[___]

Where PD2 is equal to the price per physical gallon for the Month of Delivery for No. 2 Diesel purchased by [___], in $/gallon.

Assume [___] per gallon location premium value applies, thus

[___]

Per gallon

[___] = [___]

= [___]

where TD2 = sum of

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/gallon

[___]

[___]

Hawaii Environmental Response Tax = $0.0012/gallon

Hawaii Liquid Fuel Tax = $0.0100/gallon

TD2 = [___]/gallon

[___] = [___]

= [___] per gallon

Per barrel

[___] = [___]

= [___]

= [___]

where TD2 = sum of:

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/bbl

[___]

[___]

Hawaii Environmental Response Tax = $0.05/bbl

Hawaii Liquid Fuel Tax = $0.42/bbl

TD2 = [___]/bbl

[___] = [___]

= [___] per barrel

2.	For [___]:

[___]

Where PD3 is equal to the price per physical gallon for the Month of Delivery for No. 2 Diesel purchased by [___], in $/gallon,

Assume [___] per gallon location premium value applies, thus

[___]

Per gallon

[___] = [___]

= [___]

where TD3 = sum of

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/gallon

[___]

[___]

Hawaii Environmental Response Tax = $0.0012/gallon

Hawaii Liquid Fuel Tax = $0.0100/gallon

TD3 = [___]/gallon

[___] = [___]

= [___] per gallon

Per barrel

[___] = [___]

= [___]

= [____]

where TD3 = sum of:

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/bbl

[___]

[___]

Hawaii Environmental Response Tax = $0.05/bbl

Hawaii Liquid Fuel Tax = $0.42/bbl

TD3 = [___]/bbl

[___] = [___]

= [___] per barrel

3.	For [___]

[___]

Where PD4 is equal to the price per physical gallon for the Month of Delivery for No. 2 Diesel purchased by [___], in $/gallon.

Assume [___] per gallon location premium value applies, thus

[___]

Per gallon

[___] = [___]

= [___]

where TD4 = sum of

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/gallon

[___]

[___]

Hawaii Environmental Response Tax = $0.0012/gallon

Hawaii Liquid Fuel Tax = $0.0100/gallon

TD4 = [______]/gallon

[___] = [___]

= [___] per gallon

Per barrel

[___] = [___]

= [___]

= [___]

where TD4 = sum of:

HGET = 4.166% of Diesel Index [___] = 0.04166*[___] = [___]/bbl

[___]

Hawaii Environmental Response Tax = $0.05/bbl

Hawaii Liquid Fuel Tax = $0.42/bbl

TD4 = [___]/bbl

[___] = [___]

= [___] per barrel

4.	For [___]

[___]

Where PD5 is equal to the price per physical gallon for the Month of Delivery for No. 2 Diesel purchased by [___], in $/gallon.

Assume [___] per gallon location premium value applies, thus

[___]

Per gallon

[___] = [___]

= [___]

where TD5 = sum of

HGET = 4.166% of Diesel Index [____] = 0.04166*[____] = [____]/gallon

[____]

Hawaii Environmental Response Tax = $0.0012/gallon

Hawaii Liquid Fuel Tax = $0.0100/gallon

TD5 = [____]/gallon

[____] = [____]

= [____] per gallon

Per barrel

[____]	=	[____]

	=	[____]

	=	[____]

where TD5 = sum of:

HGET = 4.166% of Diesel Index [____] = 0.04166*[____] = [____]/bbl

[____]

Hawaii Environmental Response Tax = $0.05/bbl

Hawaii Liquid Fuel Tax = $0.42/bbl

TD5 = [____]/bbl

[____] = [____]

= [____]

D.	Product Price Computation for [____] Delivery of No. 2 Diesel Fuel purchased by MECO and HELCO [____] Having A BTU Content Of Other Than Standard

Assume the weighted average BTU content per gallon of the representative samples of Diesel purchased by a respective Buyer during a calendar quarter was [____]. The price charged for the Diesel sold and Delivered to that respective Buyer during each Month of the calendar quarter in question shall be adjusted by multiplying the Diesel price by the ratio of the actual BTU content to a standard of [____] BTU.

For [____]:

[____]

Where PD2 is equal to the price per physical gallon for the Month of Delivery for No. 2 Diesel purchased by [____], in $/gallon.

Assume [____] per barrel location premium value applies, thus

[____]

Per gallon

[____]	=	[____]

	=	[____]

	=	[____]

where TD2 = sum of

HGET = 4.166% of Diesel Index [____] = 0.04166*[____] = [____]/gallon

[____]

Hawaii Environmental Response Tax = $0.0012/gallon

Hawaii Liquid Fuel Tax = $0.0100/gallon

TD2 = [____]/gallon

[____] = [____]

= [____] per gallon

Per barrel

[____] = [____]

= [____]

= [____]

where TD2 = sum of:

HGET = 4.166% of Diesel Index [____] = 0.04166*[____] = [____]/bbl

[____]

Hawaii Environmental Response Tax = $0.05/bbl

Hawaii Liquid Fuel Tax = $0.42/bbl

[____] = [____]/bbl

[____]	=	[____]

	=	[____] per barrel

Note on computation of other Diesel Delivered to [____]:

Price per physical gallon for the Month of Delivery for No. 2 Diesel purchased by [____] in $/gallon having a BTU content other than standard would be determined in a manner logically consistent with than computed above for [____].

CIFO

For MECO or HELCO FOB their respective Nominated Barge:

[____]

Where PF is equal to the price per physical barrel for the Month of Delivery for CIFO, in $/barrel .

i.	FI = [____]

Date of Price	Price in USD per Metric Tonne
	Low	High	Average
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]
[____]	[____]	[____]	[____] [____]

[____] = [____] per metric tonne

[____]

[____]

[____] = [____] per barrel

ii.	[____]

Assume [____] per barrel premium values apply:

[____]

[____]

[____]

Assume further that the barrel volume in the Delivery to be priced is [____] thus

[____] = [____]

iii.	TF = Taxes applicable to the sale of CIFO pursuant to Section 5.3 herein.

Hawaii General Excise Tax = 4.166% of pre-HGET price

[____]

Taxes after application of HGET [____]:

Hawaii Environmental Response Tax = $0.05 per barrel

E.	Product Price Computation for [____] Delivery of CIFO Purchased by MECO or HELCO Having A Standard BTU Content Of [____] BTU Per Barrel

[____] = [____]

= [____]

where TF = sum of:

HGET = 4.166% of CIFO Index [____] = 0.04166*[____] = [____]/bbl

[____]

Hawaii Environmental Response Tax = $0.05/bbl

[____] = [____]/bbl

[____] = [____]

= [____] per barrel

F.	Product Price Computation for [____] Delivery of CIFO Purchased by MECO or HELCO Having Other Than A Standard BTU Content

Assume the weighted average BTU content per barrel of the representative samples of CIFO purchased by a respective Buyer during a calendar quarter [____]. The price charged for the CIFO sold and Delivered to that respective Buyer during each Month of the calendar quarter in question shall be adjusted by multiplying the CIFO price by the ratio of the actual BTU content to a standard of [____] BTU.

[____] = [____]

= [____]

= [____]

where TF = sum of:

HGET = 4.166% of CIFO Index [____] = 0.04166[____] = [____]/bbl

[____]

Hawaii Environmental Response Tax = $0.05/bbl

[____] = [____]/bbl

[____] = [____]

= [____] per barrel

Note on items as they appear on invoices

Actual invoices for sales and Deliveries of Diesel and CIFO may include additional charges for Hawaii DOT/Harbors Div. wharfage fees applied when Buyer’s Nominated Barge is moored, all or in part, against or to State piers.

For billing purposes, certain taxes, such as the HGET [____], on the sale and Delivery of Diesel may be consolidated with the corresponding tax charged on the sale and Delivery of CIFO.

Actual invoices for sales and Deliveries of Diesel and CIFO may also contain comments which reference the wharfage charge per unit, and volume of Diesel and CIFO on which the wharfage fee is levied and the identifying number of the State pier for which wharfage is being levied.

JET

For MECO or HELCO FOB [____]

PJ = JI + [____] + TJ

Where PJ is equal to the price per physical barrel for the Month of Delivery for Jet, in $/gallon.

[____]

[____]

	[____]	[____]	[____]

[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]

[____]

ii.	TJ = Taxes applicable to the sale of Jet pursuant to Section 5.3 herein.

Hawaii General Excise Tax = 4.166% of pre-HGET price

[____]

Taxes after application of HGET [____]:

Hawaii Environmental Response Tax = $0.05 per barrel, $0.0012 per gallon

G.	Product Price Computation for Delivery of Jet Purchased by MECO or HELCO

Per gallon

[____] = [____] + [____] + TJ

= [____] + TJ

where TJ = sum of:

HGET = 4.166% of Jet Index [____] = 0.04166[____] = [____]/gallon

[____]

Hawaii Environmental Response Tax = $0.0012/gallon

TJ = [____]/gallon

[____] = [____]

= [____] per gallon

Per barrel

[____]	=	[____]

	=	[____]

= [____]

where TJ = sum of:

HGET = 4.166% of Jet Index [____] = 0.04166*[____] = [____]/bbl

[____]

Hawaii Environmental Response Tax = $0.05/bbl

TJ = [____]/bbl

[____] = [____]

= [____] per barrel